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                                                                    EXHIBIT 32.1

     Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act Of 2002

I, GREGORY E. MURPHY, the Chairman, President and Chief Executive Officer of Selective Insurance Group, Inc., (the Company) hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of the Company on Form 10-K for the period ending December 31, 2003, which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 1, 2004

                                                By: /s/ Gregory E. Murphy
                                                -------------------------
                                                Gregory E. Murphy